AMENDMENT NO. 5


     AMENDMENT NO. 5 ("AMENDMENT NO. 5") dated as of July 31, 2001 to the Credit Agreement dated as of April 1, 1999, as amended (the "CREDIT AGREEMENT"), among Express Scripts, Inc.; each of the Subsidiary Guarantors party thereto; each of the Lenders party thereto; Credit Suisse First Boston, as Lead Arranger, Administrative Agent and Collateral Agent; Bankers Trust Company, as Syndication Agent; The First National Bank of Chicago, as Co-Documentation Agent; and Mercantile Bank, N.A., as Co-Documentation Agent (capitalized terms not otherwise defined in this Amendment No. 5 have the same meaning assigned to such terms in the Credit Agreement).

                              W I T N E S S E T H :
                               - - - - - - - - - -

     WHEREAS, Company has identified certain Wholly Owned Subsidiaries that are to be transferred (or the assets of which are to be transferred), merged, amalgamated, or dissolved in one transaction or a series of transactions to or into one or more existing or to be formed Wholly Owned Subsidiaries of Company (collectively, the "Transaction"); and

     WHEREAS, pursuant to Section 10.6 of the Credit Agreement, Requisite Lenders hereby agree to amend certain provisions of the Credit Agreement and to consent to certain actions under the Credit Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION ONE - AMENDMENTS. Section 6.8 of the Credit Agreement is hereby amended by deleting the last period of Section 6.8A and replacing the deleted period with the following proviso: "; provided however, to the extent this
Section 6.8 relates to the pledge of 65% of the capital stock of Centre d'autorisation et de paiement des services de sante Inc. and 607486 Alberta Ltd., such pledge of stock shall not be required, so long as Company, prior to December 31, 2001 and pursuant to a plan duly approved by senior management of the Company, either (i) transfers such Subsidiaries or their assets to, (ii) merges, amalgamates or otherwise combines such Subsidiaries with, and/or (iii) dissolves and/or liquidates such Subsidiaries into, one or more Wholly Owned Subsidiaries of Company the shares of which are now pledged or shall be in accordance with the terms hereof."

     SECTION TWO- CONDITIONS TO EFFECTIVENESS. This Amendment No. 5 shall become effective as of July 31, 2001 when, and only when Administrative Agent shall have received counterparts of this Amendment No. 5 executed by Company, Subsidiary Guarantors and Requisite Lenders or, as to any of Lenders, advice satisfactory to Administrative Agent that such Lender has executed this Amendment No. 5.

     (a) The effectiveness of this Amendment No. 5 (other than Sections Five and Seven hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section Three hereof.

     SECTION THREE - REPRESENTATIONS AND WARRANTIES. In order to induce Lenders and Agents to enter into this Amendment No. 5, Company represents and warrants to each of Lenders and Agents that after giving effect to this Amendment No. 5,
(i) no Default or Event of Default has occurred and is continuing; and (ii) all of the representations and warranties in the Credit Agreement, after giving effect to this Amendment No. 5, are true and complete in all material respects on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

     SECTION FOUR - REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE NOTES. On and after the effectiveness of this Amendment No. 5, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement and each reference in each of the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 5. The Credit Agreement, the Notes and each of the other Credit Documents, as specifically amended by this Amendment No. 5, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

     SECTION FIVE- COSTS, EXPENSES AND TAXES. Company agrees to pay all reasonable costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment No. 5 and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel) in accordance with the terms of Section 10.2 of the Credit Agreement. In addition, Company shall pay or reimburse any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment No. 5 and the other instruments and documents to be delivered hereunder, if any, and agrees to save each Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

     SECTION SIX- EXECUTION IN COUNTERPARTS. This Amendment No. 5 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 5 by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment No. 5.

     SECTION SEVEN- GOVERNING LAW. This Amendment No. 5 shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York (including Section 5-1401 of the General Obligations Law of the State of New York), without giving effect to any provisions thereof relating to conflicts of law.

                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                        EXPRESS SCRIPTS, INC.


                                        By:  /s/ George Paz
                                            ---------------------------------
                                             Name:  George Paz
                                             Title: Senior Vice President and
                                                    Chief Financial Officer

                             SUBSIDIARY GUARANTORS:


                          DIVERSIFIED PHARMACEUTICAL SERVICES, INC.
                          EXPRESS SCRIPTS SALES DEVELOPMENT CO.
                          EXPRESS SCRIPTS VISION CORP.
                          IVTX, INC.
                          VALUE HEALTH, INC.
                          ESI MAIL PHARMACY, INC.
                          EXPRESS SCRIPTS UTILIZATION MANAGEMENT CO.
                          EXPRESS SCRIPTS SPECIALTY DISTRIBUTION SERVICES, INC. ESI CLAIMS, INC.
                          ESI-GP HOLDINGS, INC.
                          ESI PARTNERSHIP
                          EXPRESS ACCESS PHARMACY, INC.



                          By:/s/ George Paz
                             ----------------------------------
                              Name:  George Paz
                              Title: Vice President


                          ESI RESOURCES, INC.


                          By:/s/ Gretchen Gates Kelly
                             ----------------------------------
                              Name:  Gretchen Gates Kelly
                              Title: Vice President and Secretary
                         as one of the Requisite Lenders
                                  (please type)



CREDIT SUISSE FIRST BOSTON
                                        By: /s/ William S. Lutkins
                                           ----------------------------------
                                             Name:  William S. Lutkins
                                             Title: Vice President

THE BANK OF NEW YORK
                                        By: /s/ Jonathan Rollins
                                           ----------------------------------
                                             Name:  Jonathan Rollins
                                             Title: Vice President

THE FUJI BANK, LIMITED
                                        By: /s/ Peter L. Chinnici
                                           ----------------------------------
                                             Name:  Peter L. Chinnici
                                             Title: Senior Vice President
                                                    & Group Head

BAYERISCHE HYPO-UND VEREINSBANK AG
NEW YORK BRANCH
                                        By: /s/ Timothy L. Harrod
                                           ----------------------------------
                                             Name:  Timothy L. Harrod
                                             Title: Managing Director

                                        By: /s/ Elizabeth Tallmadge
                                           ----------------------------------
                                             Name:  Elizabeth Tallmadge
                                             Title: Managing Director

ERSTE BANK
                                        By: /s/ Brandon A. Meyerson
                                           ----------------------------------
                                             Name:  Brandon A. Meyerson
                                             Title: Vice President

                                        By: /s/ Paul Judicke
                                           ----------------------------------
                                             Name:  Paul Judicke
                                             Title: Vice President

U.S. BANK N.A. (F/K/A MERCANTILE BANK)

                                        By: /s/ Christian E. Stein III
                                           ----------------------------------
                                             Name:  Christian E. Stein III
                                             Title: Vice President

BNP PARIBAS
                                        By: /s/ Brock Harris
                                           ----------------------------------
                                             Name:  Brock Harris
                                             Title: Director

                                        By: /s/ Brett Mehlman
                                           ----------------------------------
                                             Name:  Brett Mehlman
                                             Title: Director

BANKERS TRUST COMPANY
                                        By: /s/ Robert R. Telesca
                                           ----------------------------------
                                             Name:  Robert R. Telesca
                                             Title: Vice President

MICHIGAN NATIONAL BANK
                                        By: /s/ Teresa L. Irland
                                           ----------------------------------
                                             Name:  Teresa L. Irland
                                             Title: First Vice President

UNION BANK OF CALIFORNIA, N.A.
                                        By: /s/ Hegop Jazmadarian
                                           ----------------------------------
                                             Name:  Hegop Jazmadarian
                                             Title: Vice President

BANK OF MONTREAL
                                        By: /s/ Michael P. Joyce
                                           ----------------------------------
                                             Name:  Michael P. Joyce
                                             Title: Managing Director

BANK LEUMI USA
                                        By: /s/ Joung Hee Hong
                                           ----------------------------------
                                             Name:  Joung Hee Hong
                                             Title: Vice President


FLEET BOSTON FINANCIAL
                                        By: /s/ Robinson Alston, Jr.
                                           ----------------------------------
                                             Name:  Robinson Alston, Jr.
                                             Title: Vice President

MELLON BANK, N.A.
                                        By: /s/ Louis E. Flori
                                           ----------------------------------
                                             Name:  Louis E. Flori
                                             Title: Vice President

HELLER FINANCIAL, INC.                  By: Heller Financial Asset Management
                                            LLC, Authorized Agent

                                        By: /s/ Sheila C. Weimer
                                           ----------------------------------
                                             Name:  Sheila C. Weimer
                                             Title: Vice President

BANK ONE, NA (CHICAGO)
                                        By: /s/ Suzanne Ergastolo
                                           ----------------------------------
                                             Name:  Suzanne Ergastolo
                                             Title: Vice President

BANK OF AMERICA, N.A.
                                        By: /s/ Joseph L. Corah
                                           ----------------------------------
                                             Name:  Joseph L. Corah
                                             Title: Principal